EXHIBIT 99.1

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc. (OTCBB:DJTCQ.OB)

CONTACT:	Scott C. Butera, President and Chief Operating Officer (212) 891-1500

FOR RELEASE:	March 18, 2005 - 5PM

TRUMP HOTELS & CASINO RESORTS, INC.

ANNOUNCES FOURTH QUARTER AND YEAR END RESULTS

New York, NY – Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (OTCBB:DJTCQ.OB) today reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended December 31, 2004 of $268.0 million, compared to $265.8 million for the quarter ended December 31, 2003. Consolidated loss from operations for the quarter ended December 31, 2004 was $46.9 million, compared to income from operations of $18.6 million for the quarter ended December 31, 2003. During the fourth quarter, in connection with its reorganization proceedings as commenced on November 21, 2004 and described below, the Company recorded reorganization expenses of $61.4 million (approximately $39.5 million in the write-off of deferred financing costs and unamortized discounts of the public debt issues being restructured as part of the reorganization proceedings and $21.9 million in professional fees expensed in connection with the process). The net loss for the 2004 fourth quarter was $99.8 million, or $3.34 per share, compared to a net loss of $40.9 million, or $1.37 per share in the fourth quarter of 2003. Also, in the fourth quarter of 2004, the Company announced the transfer of the management of Trump 29

Casino in Coachella, California back to the casino’s owner, the Twenty-Nine Palms Band of Luiseno Mission Indians, a federally recognized Native American tribe (the “Tribe”). As such, the quarterly and year-to-date results from THCR Management Services, LLC, the holder of the management contract, are reflected in the statement of operations as discontinued operations. The $6.0 million gain from the transfer of the management contract is also reflected in discontinued operations. EBITDA (defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, reorganization expenses, debt renegotiation costs and corporate expenses) for the quarter ended December 31, 2004 was $43.5 million, compared to $48.4 million reported for the quarter ended December 31, 2003. Readers are advised that the term “EBITDA” is not a measure of financial performance under generally accepted accounting principles. The Company uses EBITDA because it believes that it is used by certain investors in measuring an entity’s operating performance. A reconciliation of EBITDA to income from operations and net loss is included in the attached schedules.

THCR’s consolidated net revenues for the year ended December 31, 2004 were $1,141 million, compared to $1,158 million for the year ended December 31, 2003. Consolidated income from operations for the year ended December 31, 2004 was $51.0 million, compared to $135.9 million for the year ended December 31, 2003. Consolidated net loss for the year ended December 31, 2004 was $191.3 million, or $6.40 per share, compared to a net loss of $87.3 million, or $3.39 per share, net of minority interest of $5.1 million, for the year ended December 31, 2003. EBITDA for the year ended December 31, 2004 was $232.3 million, compared to $251.4 million reported for the year ended December 31, 2003.

On November 21, 2004, the Company commenced its reorganization proceedings. For information on the process, including the detailed disclosure statement and plan of reorganization, interested parties are encouraged to visit the Company’s website at www.thcrrecap.com. The disclosure statement and plan have been mailed to the relevant parties, and the hearings to confirm the Company’s proposed plan of reorganization are scheduled to commence April 5, 2005, in Camden, New Jersey.

The Company’s recapitalization efforts, including the aforementioned $61.4 million in reorganization charges, have impacted the results for both the 2004 fourth quarter and full year. The Company also has previously disclosed a $19.1 million charge to income taxes for the first quarter ended March 31, 2004, resulting from the non-deductibility of wagering taxes in computing Indiana State income taxes. Also included in general and administrative expenses for the fourth quarter and year ended December 31, 2004, is an $8.0 million charge setting up a reserve by the Company’s subsidiary, Trump Plaza Associates, against a receivable from the city of Atlantic City for a real estate taxes claim that originated in 1997. Discontinued operations include a $6.0 million gain for the previously disclosed transfer of the management contract of Trump 29 Casino in Coachella, California back to the Tribe.

Trump Taj Mahal Associates (“Taj Associates”) reported net revenues of $110.3 million for the 2004 fourth quarter, compared to $110.8 million for the same quarter in 2003. Income from operations for the quarter ended December 31, 2004 was $6.5 million, compared to $13.0 million for the quarter ended December 31, 2003. EBITDA was $22.4 million for the quarter ended December 31, 2004, compared to $25.2 million, for the quarter ended December 31, 2003. Taj Associates reported net revenues of $470.0 million for the year ended December 31, 2004, compared to $487.3 million for 2003. Income from operations for the year ended December 31, 2004 was $54.4 million, compared to $72.4 million for the year ended December 31, 2003. EBITDA decreased to $108.5 million in 2004, compared to $120.2 million in 2003.

Trump Plaza Associates (“Plaza Associates”) reported net revenues of $68.8 million for the 2004 fourth quarter, compared to $65.8 million for the same quarter in 2003. Loss from operations for the 2004 fourth quarter was $4.1 million, compared to income from operations of $4.0 million for the 2003 fourth quarter. EBITDA decreased to $3.2 million for the quarter ended December 31, 2004, compared to $11.7 million for the same quarter in 2003. Included in general and administrative expenses is an $8.0 million charge setting up a reserve against Plaza Associates against a receivable from the city of Atlantic City for a real estate taxes claim that originated in 1997. Plaza Associates reported net revenues of $284.8 million for the year ended December 31, 2004, compared to $291.4 million for 2003. Plaza Associates’ income from operations for the year ended December 31, 2004 was $13.4 million, compared to $35.4 million for the year ended December 31, 2003. EBITDA was $41.3 million for the year ended

December 31, 2004 (after the $8.0 million charge for the real estate tax reserve mentioned above), compared to $60.1 million for the year ended December 31, 2003.

Trump Marina Associates (“Marina Associates”) reported net revenues of $57.6 million for the 2004 fourth quarter, compared to net revenues of $55.4 million for the 2003 fourth quarter. Loss from operations for the quarter ended December 31, 2004 was $6.6 million, compared to income from operations of $3.9 million for the quarter ended December 31, 2003. EBITDA was $10.4 million for the quarter ended December 31, 2004, compared to $10.0 million for the quarter ended December 31, 2003. For the year ended December 31, 2004, Marina Associates reported net revenues of $248.1 million, compared to net revenues of $250.4 million for the year ended December 31, 2003. Income from operations for the year ended December 31, 2004 was $15.5 million, compared to $24.2 million for the year ended December 31, 2003. Marina Associates’ EBITDA for 2004 was $49.5 million, compared to $48.5 million for 2003.

Trump Indiana, Inc. (“Trump Indiana”) reported net revenues of $31.3 million for the fourth quarter ended December 31, 2004, compared to net revenues of $33.8 million for the quarter ended December 31, 2003. Income from operations for the quarter ended December 31, 2004 was $2.3 million, compared to loss from operations of $1.2 million for the quarter ended December 31, 2003. Trump Indiana’s EBITDA for the 2004 fourth quarter was $7.5 million, compared to EBITDA of $1.6 million for the 2003 fourth quarter. Included in EBITDA for the 2003 fourth quarter is the effect of an increase in accrued real estate taxes of $6.5 million at Trump Indiana due to a retroactive two-year reassessment of the property. For the year ended December 31,

2004, Trump Indiana reported net revenues of $137.7 million, compared to net revenues of $128.4 million for the year ended December 31, 2003. For the year ended December 31, 2004, Trump Indiana’s income from operations was $17.2 million, compared to $9.7 million for the year ended December 31, 2003. Trump Indiana’s 2004 EBITDA was $33.0 million, compared to $22.6 million for 2003.

Trump Atlantic City Associates’ (“TACA”) combined net revenues of Plaza Associates and Taj Associates for the quarter ended December 31, 2004 was $179.1 million, compared to $176.7 million for the quarter ended December 31, 2003. Loss from operations for the quarter ended December 31, 2004 was $12.7 million, compared to income from operations of $16.9 million for the quarter ended December 31, 2003. EBITDA for the 2004 fourth quarter was $25.6 million, compared to $36.9 million for the same period in 2003. For the year ended December 31, 2004, TACA reported net revenues of $754.8 million, compared to net revenues of $778.7 million for 2003. Income from operations for the year ended December 31, 2004 was $50.6 million, compared to $107.2 million for the year ended December 31, 2003. EBITDA was $149.8 million for the year ended December 31, 2004, compared to a 2003 EBITDA of $180.3 million.

Trump Casino Holdings, LLC’s (“TCH”) combined net revenues of Marina Associates and Trump Indiana for the quarter ended December 31, 2004 were $88.9 million, compared to $89.1 million for the quarter ended December 31, 2003. Loss from operations for the quarter ended December 31, 2004 was $32.6 million, compared to income from operations of $3.5 million for the quarter ended December 31, 2003.

EBITDA for the quarter ended December 31, 2004 was $17.9 million, compared to EBITDA of $11.6 million for the same period in 2003. For the year ended December 31, 2004, TCH reported combined net revenues of $385.8 million, compared to net revenues of $378.8 million for 2003. Income from operations for the year ended December 31, 2004 was $7.2 million, compared to $36.7 million for the year ended December 31, 2003. TCH’s 2004 EBITDA was $ 82.5 million, compared to $71.1 million for 2003. THCR Management Services results are reflected in discontinued operations.

About Our Company:

THCR is a leading gaming company that owns and operates four properties. THCR’s assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-

looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR’s or its subsidiaries’ performance, trends in THCR’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

###

TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$288,404	$279,847	$1,210,065	$1,218,318
ROOMS	19,444	18,687	79,200	78,941
FOOD & BEVERAGE	31,068	28,159	130,498	125,353
OTHER	10,087	8,765	44,570	38,389
PROMOTIONAL ALLOWANCES	(80,987)	(69,647)	(323,727)	(303,486)

NET REVENUES	$268,016	$265,811	$1,140,606	$1,157,515

COSTS & EXPENSES
GAMING	$138,639	$133,533	$570,892	$570,825
ROOMS	7,269	7,227	29,063	30,287
FOOD & BEVERAGE	11,213	11,216	46,605	46,695
GENERAL & ADMIN	67,387	65,420	261,753	258,333

TOTAL EXPENSES	$224,508	$217,396	$908,313	$906,140

EBITDA (a)	$43,508	$48,415	$232,293	$251,375
Less:
CRDA	1,100	3,329	4,608	9,191
DEPRECIATION & AMORTIZATION	25,102	24,454	102,705	94,406
CORPORATE EXPENSES	2,764	2,070	9,675	8,928
REORGANIZATION EXPENSES (b)	61,414	—	61,414	—
DEBT RENEGOTIATION COSTS (c)	—	—	2,857	2,951

INCOME (LOSS) FROM OPERATIONS	$(46,872)	$18,562	$51,034	$135,899

INTEREST INCOME	(529)	(324)	(1,090)	(1,531)
INTEREST EXPENSE	57,289	58,763	228,539	228,521
GAIN ON DEBT RETIREMENT, NET ( d)	—	—	—	(2,892)
OTHER NON-OPERATING (INCOME) EXPENSE, NET	440	(45)	(1,649)	(25)

TOTAL NON-OPERATING EXPENSE, NET	$57,200	$58,394	$225,800	$224,073

LOSS BEFORE LOSS IN JOINT VENTURE, INCOME TAXES MINORITY INTEREST & DISCONTINUED OPERATIONS	$(104,072)	$(39,832)	$(174,766)	$(88,174)
LOSS IN JOINT VENTURE	(1,019)	(541)	(2,449)	(2,396)
PROVISION FOR INCOME TAXES (e)	(2,283)	(1,370)	(27,555)	(5,305)

LOSS BEFORE MINORITY INTEREST & DISCONTINUED OPERATIONS	$(107,374)	$(41,743)	$(204,770)	$(95,875)
MINORITY INTEREST (f)	—	—	—	5,061

LOSS BEFORE DISCONTINUED OPERATIONS	$(107,374)	$(41,743)	$(204,770)	$(90,814)
DISCONTINUED OPERATIONS: (g)
INCOME FROM OPERATIONS OF TRUMP 29	1,583	880	7,480	3,523
GAIN ON TERMINATION OF TRUMP 29 MANAGEMENT CONTRACT	6,000	—	6,000	—

NET LOSS	$(99,791)	$(40,863)	$(191,290)	$(87,291)

WEIGHTED AVERAGE # SHARES-BASIC	29,904,764	29,904,764	29,904,764	25,773,545

WEIGHTED AVERAGE # SHARES-DILUTED	29,904,764	29,904,764	29,904,764	25,773,545

BASIC AND DILUTED LOSS PER SHARE
LOSS BEFORE DISCONTINUED OPERATIONS	$(3.59)	$(1.40)	$(6.85)	$(3.52)
DISCONTINUED OPERATIONS	$0.25	$0.03	$0.45	$0.14

NET LOSS	$(3.34)	$(1.37)	$(6.40)	$(3.39)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions.

(b)	On November 21, 2004, the Company filed voluntary petitions in the Bankruptcy Court under Chapter 11 of the United States Bankruptcy Code. The Company is preparing its financial information in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities under the Bankruptcy Code”. Reorganization expenses principally include (i) the write-off of deferred financing fees and the accretion of debt discounts in the amount of $39.5 million on the TCH and TACA Mortgage Notes in order to reflect the debt balance at the estimated amount of the claim that is expected to be allowed in the Chapter 11 proceedings and (ii) professional fees in the amount of $21.9 million associated with the reorganization and bankruptcy proceedings.

(c)	Debt renegotiation costs in 2004 represent costs incurred in connection with the proposed recapitalization of the Company by the DLJ Merchant Banking Partners proposed investment which was terminated on September 22, 2004.

Debt renegotiation costs in 2003 include the costs expensed with debt refinancing and transactional fees earned upon the successful completion of debt refinancing in 2003.

(d)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana’s interest rate swap of approximately $0.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.

(e)	Represents Indiana state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Year ended December 2004 includes $19.1 million of Indiana state income taxes due to the Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.

(f)	Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

(g)	Quarter and year ended December 31, 2004 discontinued operations includes operating results from the management contract with the Twenty-Nine Palms Band of Luiseno Mission Indians of California and a gain of $6 million related to the termination of the management contract.

TRUMP ATLANTIC CITY ASSOCIATES

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$195,369	$186,527	$809,217	$825,068
ROOMS	14,195	13,651	57,445	57,511
FOOD & BEVERAGE	22,496	20,804	94,498	90,982
OTHER	7,214	6,000	31,020	25,259
PROMOTIONAL ALLOWANCES	(60,157)	(50,312)	(237,387)	(220,141)

NET REVENUES	$179,117	$176,670	$754,793	$778,679

COSTS & EXPENSES
GAMING	$92,904	$88,732	$377,848	$379,903
ROOMS	5,676	5,758	22,605	23,996
FOOD & BEVERAGE	7,916	7,959	32,130	31,985
GENERAL & ADMIN (b)	46,992	37,368	172,429	162,543

TOTAL EXPENSES	$153,488	$139,817	$605,012	$598,427

EBITDA (a)	$25,629	$36,853	$149,781	$180,252
Less:
CRDA	$841	$3,081	$3,512	$7,303
DEPRECIATION & AMORTIZATION	17,304	16,710	72,753	64,555
CORPORATE EXPENSES	641	156	1,322	853
REORGANIZATION EXPENSES (c)	19,569	—	19,569	—
DEBT RENEGOTIATION COSTS (d)	—	—	2,000	300

INCOME (LOSS) FROM OPERATIONS	$(12,726)	$16,906	$50,625	$107,241

INTEREST INCOME	(364)	(242)	(766)	(774)
INTEREST EXPENSE	38,846	42,105	155,786	158,026
OTHER NON-OPERATING (INCOME) EXPENSE, NET	—	(45)	(1,480)	(45)

TOTAL NON-OPERATING EXPENSE, NET	$38,482	$41,818	$153,540	$157,207

LOSS BEFORE INCOME TAXES	(51,208)	(24,912)	(102,915)	(49,966)

PROVISION FOR INCOME TAXES (e)	(1,026)	(983)	(4,225)	(3,930)

NET LOSS	$(52,234)	$(25,895)	$(107,140)	$(53,896)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	The increase in general and administrative expense for the quarter and year ended December 31, 2004 is due to a reserve of $8.0 million which was recorded for the real estate tax assessment appeal against the City of Atlantic City.

(c)	On November 21, 2004, the Company filed voluntary petitions in the Bankruptcy Court under Chapter 11 of the United States Bankruptcy Code. The Company is preparing its financial information in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities under the Bankruptcy Code”. Reorganization expenses principally include (i) the write-off of deferred financing fees and the accretion of debt discounts in the amount of $4.5 million on the TACA Mortgage Notes in order to reflect the debt balance at the estimated amount of the claim that is expected to be allowed in the Chapter 11 proceedings and (ii) professional fees in the amount of $15.1 million associated with the reorganization and bankruptcy proceedings.

(d)	Debt renegotiation costs in 2004 represent costs incurred in connection with the proposed recapitalization of the Company by the DLJ Merchant Banking Partners proposed investment which was terminated on September 22, 2004.

Debt renegotiation costs in 2003 include the costs expensed with debt refinancing.

(e)	Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

TRUMP CASINO HOLDINGS, LLC

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$93,035	$93,320	$400,848	$393,250
ROOMS	5,249	5,036	21,755	21,430
FOOD & BEVERAGE	8,572	7,355	36,000	34,371
OTHER	2,873	2,765	13,550	13,130
PROMOTIONAL ALLOWANCES	(20,830)	(19,335)	(86,340)	(83,345)

NET REVENUES	$88,899	$89,141	$385,813	$378,836

COSTS & EXPENSES
GAMING	$45,735	$44,801	$193,044	$190,922
ROOMS	1,593	1,469	6,458	6,291
FOOD & BEVERAGE	3,297	3,257	14,475	14,710
GENERAL & ADMIN	20,395	28,052	89,324	95,790

TOTAL EXPENSES	$71,020	$77,579	$303,301	$307,713

EBITDA (a)	$17,879	$11,562	$82,512	$71,123
Less:
CRDA	259	248	1,096	1,888
DEPRECIATION & AMORTIZATION	7,762	7,737	29,870	29,823
CORPORATE EXPENSES	653	115	1,667	2,356
REORGANIZATION EXPENSES (b)	41,845	—	41,845	—
DEBT RENEGOTIATION COSTS (c)	—	—	857	401

INCOME (LOSS) FROM OPERATIONS	$(32,640)	$3,462	$7,177	$36,655

INTEREST INCOME	(146)	(78)	(304)	(735)
INTEREST EXPENSE	18,088	16,658	72,398	72,188
GAIN ON DEBT RETIREMENT, NET (d)	—	—	—	(7,931)
OTHER NON-OPERATING (INCOME) EXP	36	—	(573)	20

TOTAL NON-OPERATING EXPENSE, NET	$17,978	$16,580	$71,521	$63,542

LOSS BEFORE LOSS IN JOINT VENTURE INCOME TAXES & DISCONTINUED OPERATIONS	(50,618)	(13,118)	(64,344)	(26,887)
LOSS IN JOINT VENTURE	(1,019)	(541)	(2,449)	(2,396)
PROVISION FOR INCOME TAXES (e)	(1,257)	(387)	(23,330)	(1,375)

LOSS BEFORE DISCONTINUED OPERATIONS	$(52,894)	$(14,046)	$(90,123)	$(30,658)
DISCONTINUED OPERATIONS: (f)
INCOME FROM OPERATIONS OF TRUMP 29	1,583	880	7,480	3,523
GAIN ON TERMINATION OF TRUMP 29 MANAGEMENT CONTRACT	6,000	—	6,000	—

NET LOSS	$(45,311)	$(13,166)	$(76,643)	$(27,135)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	On November 21, 2004, the Company filed voluntary petitions in the Bankruptcy Court under Chapter 11 of the United States Bankruptcy Code. The Company is preparing its financial information in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities under the Bankruptcy Code”. Reorganization expenses principally include (i) the write-off of deferred financing fees and the accretion of debt discounts in the amount of $35.0 million on the TCH Mortgage Notes in order to reflect the debt balance at the estimated amount of the claim that is expected to be allowed in the Chapter 11 proceedings and (ii) professional fees in the amount of $6.8 million associated with the reorganization and bankruptcy proceedings.

(c)	Debt renegotiation costs in 2004 represent costs incurred in connection with the proposed recapitalization of the Company by the DLJ Merchant Banking Partners proposed investment which was terminated on September 22, 2004.

Debt renegotiation costs in 2003 include transactional fees earned upon the successful completion of debt refinancing in 2003.

(d)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana’s interest rate swap of approximately $0.9 million and unamortized loan costs of approximately $1.6 million.

All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.

(e)	Represents Indiana state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Year ended December 2004 includes $19.1 million of Indiana state income taxes due to the Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.

(f)	Quarter and year ended December 31, 2004 discontinued operations includes operating results from the management contract with the Twenty-Nine Palms Band of Luiseno Mission Indians of California and a gain of $6 million related to the termination of the management contract.

TRUMP TAJ MAHAL ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$118,658	$116,673	$496,350	$511,896

# of Slots	4,419	4,670	4,405	4,695
Win per Slot/Day	$194	$171	$206	$196
Slot Win	$78,734	$73,476	$330,662	$336,462

# of Tables	127	127	127	127
Win per Table/Day	$2,887	$3,248	$3,040	$3,309
Table Win	$33,736	$37,949	$141,225	$153,379
Table Drop	$225,725	$211,535	$879,025	$896,706
Hold %	14.9%	17.9%	16.1%	17.1%

Poker, Keno, Race Win	$6,188	$5,248	$24,463	$22,055

ROOMS	$8,124	$7,928	$33,028	$33,435
# of Rooms Sold	103,855	103,697	428,187	428,447
Avg Room Rates	$78.22	$76.45	$77.13	$78.04
Occupancy %	90.3%	90.2%	93.6%	93.9%

FOOD & BEVERAGE	$13,185	$12,458	$56,120	$54,973
OTHER	4,404	3,945	20,223	16,888
PROMOTIONAL ALLOWANCES	(34,043)	(30,156)	(135,691)	(129,899)

NET REVENUES	$110,328	$110,848	$470,030	$487,293

COSTS & EXPENSES
GAMING	$56,013	$54,193	$227,281	$232,018
ROOMS	3,474	3,517	13,804	14,867
FOOD & BEVERAGE	4,638	4,896	18,975	19,632
GENERAL & ADMIN	23,803	23,071	101,457	100,597

TOTAL EXPENSES	$87,928	$85,677	$361,517	$367,114

EBITDA (a)	$22,400	$25,171	$108,513	$120,179

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$22,400	$25,171	$108,513	$120,179
Depreciation and amortization	(12,699)	(11,704)	(49,269)	(44,405)
Reorganization expenses	(2,697)	—	(2,697)	—
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(505)	(507)	(2,100)	(3,405)

Income from operations	$6,499	$12,960	$54,447	$72,369

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP PLAZA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$76,711	$69,854	$312,867	$313,172

# of Slots	2,850	2,907	2,864	2,941
Win per Slot/Day	$210	$184	$220	$209
Slot Win	$55,155	$49,342	$229,978	$224,647

# of Tables	91	90	91	90
Win per Table/Day	$2,575	$2,477	$2,496	$2,695
Table Win	$21,556	$20,512	$82,889	$88,525
Table Drop	$134,270	$131,518	$555,158	$574,812
Hold %	16.1%	15.6%	14.9%	15.4%

ROOMS	$6,071	$5,723	$24,417	$24,076
# of Rooms Sold	75,147	71,548	307,963	302,198
Room Rates	$80.79	$79.99	$79.29	$79.67
Occupancy %	90.4%	86.0%	93.1%	91.6%

FOOD & BEVERAGE	$9,311	$8,346	$38,378	$36,009
OTHER	2,810	2,055	10,797	8,371
PROMOTIONAL ALLOWANCES	(26,114)	(20,156)	(101,696)	(90,242)

NET REVENUES	$68,789	$65,822	$284,763	$291,386

COSTS & EXPENSES
GAMING	$36,891	$34,539	$150,567	$147,885
ROOMS	2,202	2,241	8,801	9,129
FOOD & BEVERAGE	3,278	3,063	13,155	12,353
GENERAL & ADMIN (b)	23,189	14,297	70,972	61,946

TOTAL EXPENSES	$65,560	$54,140	$243,495	$231,313

EBITDA (a)	$3,229	$11,682	$41,268	$60,073

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$3,229	$11,682	$41,268	$60,073
Depreciation and amortization	(4,605)	(5,006)	(23,484)	(20,150)
Reorganization expenses	(1,795)	—	(1,795)	—
Non-cash write-downs and charges related to required regulatory obligations(CRDA)	(336)	(2,574)	(1,412)	(3,898)
Corporate charges	(610)	(120)	(1,175)	(660)

Income (loss) from operations	$(4,117)	$3,982	$13,402	$35,365

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	The increase in general and administrative expense for the quarter and year ended December 31, 2004 is due to a reserve of $8.0 million which was recorded for the real estate tax assessment appeal against the City of Atlantic City.

TRUMP MARINA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$61,256	$57,828	$260,246	$258,399

# of Slots	2,543	2,501	2,522	2,506
Win per Slot/Day	$217	$193	$225	$216
Slot Win	$50,755	$44,361	$207,243	$197,424

# of Tables	76	75	76	80
Win per Table/Day	$1,484	$1,935	$1,886	$2,068
Table Win	$10,377	$13,354	$52,470	$60,395
Table Drop	$81,394	$75,973	$348,019	$354,529
Hold %	12.7%	17.6%	15.1%	17.0%

Poker, Keno, Race Win	$124	$113	$533	$580

ROOMS	$4,496	$4,241	$18,551	$18,149
# of Rooms Sold	56,391	51,545	230,302	230,626
Avg Room Rates	$79.73	$82.28	$80.55	$78.69
Occupancy %	84.2%	77.0%	86.4%	86.8%

FOOD & BEVERAGE	$7,845	$6,576	$32,850	$31,303
OTHER	2,434	2,599	11,588	11,189
PROMOTIONAL ALLOWANCES	(18,423)	(15,872)	(75,090)	(68,609)

NET REVENUES	$57,608	$55,372	$248,145	$250,431

COSTS & EXPENSES
GAMING	$28,540	$27,510	$120,601	$122,587
ROOMS	1,103	1,062	4,435	4,359
FOOD & BEVERAGE	2,152	2,120	9,757	10,173
GENERAL & ADMIN	15,442	14,693	63,814	64,781

TOTAL EXPENSES	$47,237	$45,385	$198,607	$201,900

EBITDA (a)	$10,371	$9,987	$49,538	$48,531

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$10,371	$9,987	$49,538	$48,531
Depreciation and amortization	(5,950)	(5,875)	(22,256)	(22,535)
Reorganization expenses	(10,722)	—	(10,722)	—
Non-cash write-downs and charges related to required regulatory obligations	(259)	(248)	(1,096)	(1,888)
Debt renegotiation costs	—	—	—	47

Income (loss) from operations	$(6,560)	$3,864	$15,464	$24,155

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP INDIANA, INC.

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
REVENUES
CASINO	$31,779	$35,492	$140,602	$134,851

# of Slots	1,628	1,693	1,682	1,600
Win per Slot/Day	$170	$195	$189	$199
Slot Win	$25,438	$30,299	$116,214	$115,983

# of Tables	39	43	40	42
Win per Table/Day	$1,349	$1,283	$1,289	$1,234
Table Win	$4,842	$5,076	$18,869	$18,751
Table Drop	$29,272	$30,609	$122,138	$116,045
Hold %	16.5%	16.6%	15.4%	16.2%

Poker (Start 12/16/03)	$1,499	$117	$5,519	$117

ROOMS	$753	$795	$3,204	$3,281
# of Rooms Sold	13,136	13,470	56,337	58,164
Avg Room Rates	$57.32	$59.02	$56.87	$56.41
Occupancy %	47.6%	48.8%	51.3%	53.1%

FOOD & BEVERAGE	$727	$779	$3,150	$3,068
OTHER	439	166	1,962	1,941
PROMOTIONAL ALLOWANCES	(2,407)	(3,463)	(11,250)	(14,736)

NET REVENUES	$31,291	$33,769	$137,668	$128,405

COSTS & EXPENSES
GAMING	$17,195	$17,291	$72,443	$68,335
ROOMS	490	407	2,023	1,932
FOOD & BEVERAGE	1,145	1,137	4,718	4,537
GENERAL & ADMIN (b)	4,953	13,359	25,510	31,009

TOTAL EXPENSES	$23,783	$32,194	$104,694	$105,813

EBITDA (a)	$7,508	$1,575	$32,974	$22,592

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$7,508	$1,575	$32,974	$22,592
Depreciation and amortization	(1,812)	(1,862)	(7,614)	(7,288)
Reorganization expenses	(2,133)	—	(2,133)	—
Management and services agreement	(1,262)	(928)	(6,038)	(5,568)

Income (loss) from operations	$2,301	$(1,215)	$17,189	$9,736

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses, debt renegotiation costs and reorganization expenses) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Property tax expense decreased $4.5 million for the twelve month period ended December 31, 2004 and $7.3 million for the three month period ended December 31, 2004 when compared to the comparable period in 2003. This change resulted from the unstable property tax situation in Indiana and revisions to the property tax payable in response to both legislated and anticipated changes in tax rates and assessed values.

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	3 MONTHS		12 MONTHS
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
CRDA WRITE-DOWN
TAJ	$505	$507	$2,100	$3,405
PLAZA	336	2,574	1,412	3,898
MARINA	259	248	1,096	1,888

TOTAL CRDA WRITE-DOWN	$1,100	$3,329	$4,608	$9,191

DEPRECIATION & AMORTIZATION
TAJ	$12,699	$11,704	$49,269	$44,405
PLAZA	4,605	5,006	23,484	20,150
THCR HOLDINGS	36	7	82	28
MARINA	5,950	5,875	22,256	22,535
INDIANA	1,812	1,862	7,614	7,288

TOTAL DEPRECIATION/AMORT	$25,102	$24,454	$102,705	$94,406

INTEREST EXPENSE
TAJ	$24,605	$24,613	$98,997	$98,315
PLAZA	14,241	17,492	56,789	59,711
TRUMP CASINO HOLDINGS	4,245	4,183	17,663	12,523
MARINA	11,643	10,389	45,972	46,236
INDIANA	2,200	2,086	8,763	6,962
THCR HOLDINGS	355	—	355	4,533
THCR MGMT	—	—	—	241

TOTAL INTEREST EXPENSE	$57,289	$58,763	$228,539	$228,521

LOAN COST AMORT/BOND DISC INCL INT EXP
TAJ	$297	$597	$1,989	$2,495
PLAZA	196	393	1,310	1,642
THCR HOLDINGS	—	—	—	192
TRUMP CASINO HOLDINGS	434	743	2,676	2,129
MARINA	278	62	1,778	3,591
INDIANA	53	38	340	409
THCR MGMT	—	—	—	223

TOTAL LOAN COST AMORT/BOND DISC	$1,258	$1,833	$8,093	$10,681

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

Cash & Cash Equivalents (in millions)	31-Dec-04	31-Dec-03
Trump Atlantic City Consolidated	$70.3	$59.8
Trump Casino Holdings Consolidated	33.4	34.8
Trump Hotels & Casino Resorts Holdings, L.P.	1.6	1.1

Total Cash & Cash Equivalents	$105.3	$95.7

Capital Expenditures (in thousands)	Purchase of Property & Equipment	Capital Lease/ Financed Additions	Total Capital Expenditures
For the Three Months Ended December 31, 2004
TAJ	$3,693	$7,951	$11,644
PLAZA	3,650	278	3,928
MARINA	2,832	167	2,999
INDIANA	880	—	880
THCR HOLDINGS	250	—	250

TOTAL	$11,305	$8,396	$19,701

For the Three Months Ended December 31, 2003
TAJ	$16	2,620	$2,636
PLAZA	1,336	4,248	5,584
MARINA	1,537	2,011	3,548
INDIANA	(28)	115	87
THCR HOLDINGS	12	—	12

TOTAL	$2,873	$8,994	$11,867

For the Twelve Months Ended December 31, 2004
TAJ	$9,334	$21,364	$30,698
PLAZA	6,316	12,609	18,925
MARINA	5,493	6,159	11,652
INDIANA	2,831	89	2,920
THCR HOLDINGS	611	—	611

TOTAL	$24,585	$40,221	$64,806

For the Twelve Months Ended December 31, 2003
TAJ	$14,470	$13,229	$27,699
PLAZA	4,521	11,371	15,892
MARINA	5,505	7,842	13,347
INDIANA	1,780	4,825	6,605
THCR HOLDINGS	47	—	47

TOTAL	$26,323	$37,267	$63,590